UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event recorded): July 15, 2015

ZD VENTURES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127389	99-0381956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Avenue Road, Suite 200, Toronto, ON, M5R 2G3

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (416) 929-1806

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

Effective July 15, 2015,  Kam Shah resigned all his positions with the Registrant, including Chief Financial Officer, Secretary, Treasurer and Director. The resignation was for personal reasons and was not because of any disagreement with the Registrant or any matters relating to the Registrant’s operations, policies or practices.

As a result of the resignation our current President and Chief Executive Officer and Director, Terence Robinson, was appointed to fill the rolls of Chief Financial Officer, Secretary and Treasurer of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2015

ZD VENTURES CORPORATION

By: /s/ Terrence Robinson

Terrence Robinson

Chief Financial Officer

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